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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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                                June 20, 2001
               (Date of Report - Date of earliest event reported)

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                 Capitol Revolving Home Equity Loan Trust 1997-1
               (Issuer in respect of the Capitol Home Equity Loan
                    Asset Backed Certificates, Series 1997-1)
             (Exact name of registrant as specified in its charter)


                                    333-33733
                              (Commission File No.)


                               Maryland 52-0897004
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                             8401 Connecticut Avenue
                           Chevy Chase, Maryland 20815
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (301) 986-7000

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Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          Monthly Report to Certificateholders dated June 20, 2001



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Revolving Home Equity Loan Trust 1997-1 by the undersigned thereunto duly authorized.

                 CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1

                                     By: Chevy Chase Bank, F.S.B.
                                         Originator of the Trust and Servicer





Dated: June 28, 2001                 By: /S/Stephen R. Halpin, Jr.
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                                         Stephen R. Halpin, Jr.
                                         Executive Vice President and
                                         Chief Financial Officer

                                     EXHIBIT